Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Amanasu Techno Holdings Corporation (the “Company”), on Form 10-K for the period ended December 31, 2020 as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Atsushi Maki, Principal Accounting Officer, certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and
2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 29, 2021                                               By:  /s/ Atsushi Maki
             Atsushi Maki
             Principal Accounting Officer